UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2007

(Date of Report: Date of earliest event reported)

Winning Edge International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-24520

04-3021770

                 (State or other jurisdiction               (Commission File Number)                          (IRS Employer ID No.)

         of incorporation)

5092 South Jones Boulevard, Las Vegas, Nevada 89118

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 967-6000

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17      CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 8.01 Other Events

On March 19, 2007, Winning Edge International, Inc. (the “Company”) borrowed thirty thousand dollars ($30,000) from Jay O. Wright, the chairman of the board of ProGames International, Inc. (“ProGames”).  The Company is in the process of completing an acquisition of ProGames.  Upon the completion of the acquisition of ProGames, Jay O. Wright will be the Chairman of the Board of the Company.

Under the terms of the loan, the Company must repay the thirty thousand dollars ($30,000) with interest on or before July 31, 2007.  If the acquisition of ProGames does not close as anticipated, the loan will be due and payable immediately.  The loan bears interest at one percent (1%) per month, compounded monthly.  If the loan goes into default, the monthly interest rate will increase to two percent (2%) per month, compounded monthly.    The loan is secured by all of the property and assets of the Company but is junior to the existing liens held by Laurus Master Fund and CSI Business Finance.

In addition to the promissory note, the Company also issued warrants to purchase up to one hundred fifty thousand (150,000) shares of the Company’s common stock to Mr. Wright.  The exercise price of the warrants is $0.02 per share and is exercisable at any time within five years.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit   4.1

Warrant for 150,000 Shares

Exhibit 99.1

Promissory Note to Jay O. Wright

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WINNING EDGE INTERNATIONAL, INC.

/s/

By: ______________________________________

Date: March 23, 2007

      Jeff Johnson, Chief Financial Officer